Exhibit 99.1

Civitas Resources Closes Acquisition of Vencer Energy

Denver (January 2, 2024) – Civitas Resources, Inc. (NYSE: CIVI) (“Civitas”) today announced the closing of its previously announced acquisition (the “Acquisition”) of certain oil and gas assets in the Midland basin in Texas from Vencer Energy, LLC (“Vencer”), a Vitol investment.

Under the terms of the agreement, Civitas issued Vencer 7,181,527 shares of common stock and $1 billion of cash. A $550 million deferred cash payment is due to Vencer on January 3, 2025. Civitas currently plans to use cash on hand and/or borrowings on the credit facility to fund the deferred cash payment.

Chris Doyle, Civitas President & CEO, commented, “Civitas now holds high-quality, scaled asset positions in both the Permian and DJ basins. Our assets, in combination with our strong balance sheet and low-cost structure, place us in a solid position to continue to deliver the industry’s best shareholder cash return program over the long term.”

Disclaimer

This press release does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Civitas Resources, Inc.

Civitas Resources, Inc. is an independent, domestic oil and gas producer focused on development of its premier assets in the Denver-Julesburg (“DJ”) and Permian Basins. Civitas has a proven business model combining capital discipline, a strong balance sheet, cash flow generation and sustainable cash returns to shareholders. Civitas employs leading ESG practices and was Colorado’s first carbon neutral oil and gas producer. For more information about Civitas, please visit www.civitasresources.com.

About Vitol

Vitol is a leader in the energy sector with a presence across the spectrum: from oil to power, renewables and carbon. Vitol trades 7.4 million barrels per day of crude oil and products, and charters around 6,000 sea voyages every year.

Vitol's counterparties include national oil companies, multinationals, leading industrial companies and utilities. Founded in Rotterdam in 1966, today Vitol operates from some 40 offices worldwide and is invested in energy assets globally including: 17 million m3 of storage globally, roughly 500 k b/d of refining capacity, over 7,000 service stations and a growing portfolio of transitional and renewable energy assets. Revenues in 2022 were $505 billion. For more information about Vitol, please visit www.vitol.com.

Forward-Looking Statements and Cautionary Statements

Certain statements in this press release concerning future opportunities for Civitas, future financial performance and condition, guidance and any other statements regarding Civitas’ future expectations, beliefs, plans, objectives, financial conditions, returns to shareholders, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Civitas’ plans and expectations with respect to the Acquisition and the anticipated impact of the Acquisition on Civitas’ results of operations, financial position, growth opportunities, reserve estimates and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, Civitas’ future financial condition, results of operations, strategy and plans; the ability of Civitas to realize anticipated synergies related to the Acquisition in the timeframe expected or at all; changes in capital markets and the ability of Civitas to finance operations in the manner expected; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected. Additionally, risks and uncertainties that could cause actual results to differ materially from those anticipated also include: declines or volatility in the prices we receive for our oil, natural gas, and natural gas liquids; general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business, including any future economic downturn, the impact of continued or further inflation, disruption in the financial markets and the availability of credit on acceptable terms; our ability to identify and select possible additional acquisition and disposition opportunities; the effects of disruption of our operations or excess supply of oil and natural gas due to world health events and the actions by certain oil and natural gas producing countries, including Russia; the ability of our customers to meet their obligations to us; our access to capital on acceptable terms; our ability to generate sufficient cash flow from operations, borrowings, or other sources to enable us to fully develop our undeveloped acreage positions; our ability to continue to pay dividends at their current level or at all; the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs; uncertainties associated with estimates of proved oil and gas reserves; the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental, health and safety regulation and regulations addressing climate change); environmental, health and safety risks; seasonal weather conditions, as well as severe weather and other natural events caused by climate change; lease stipulations; drilling and operating risks, including the risks associated with the employment of horizontal drilling and completion techniques; our ability to acquire adequate supplies of water for drilling and completion operations; the availability of oilfield equipment, services, and personnel; exploration and development risks; operational interruption of centralized oil and natural gas processing facilities; competition in the oil and natural gas industry; management’s ability to execute our plans to meet our goals; unforeseen difficulties encountered in operating in new geographic areas; our ability to attract and retain key members of our senior management and key technical employees; our ability to maintain effective internal controls; access to adequate gathering systems and pipeline take-away capacity; our ability to secure adequate processing capacity for natural gas we produce, to secure adequate transportation for oil, natural gas, and natural gas liquids we produce, and to sell the oil, natural gas, and natural gas liquids at market prices; costs and other risks associated with perfecting title for mineral rights in some of our properties; political conditions in or affecting other producing countries, including conflicts in or relating to the Middle East (including the current events related to the Israel-Palestine conflict), South America and Russia (including the current events involving Russia and Ukraine), and other sustained military campaigns or acts of terrorism or sabotage; the continuing effects of the COVID-19 pandemic, including any recurrence or worsening thereof; other economic, competitive, governmental, legislative, regulatory, geopolitical, and technological factors that may negatively impact our businesses, operations, or pricing; and disruptions to our business due to acquisitions and other significant transactions, including the Acquisition. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other factors that could cause results to differ materially from those described above can be found under Item 1A. “Risk Factors” and “Management’s Discussion and Analysis” sections in Civitas’ Annual Report on Form 10-K for the year ended December 31, 2022, subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made with the Securities and Exchange Commission. All forward-looking statements speak only as of the date they are made and are based on information available at the time they were made. Civitas assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

For further information, please contact:

Investor Relations:

John Wren, ir@civiresources.com

Media:

Rich Coolidge, info@civiresources.com